SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of Earliest event reported): September 15, 2003
                                                        ------------------



                              E Com Ventures, Inc.
                              --------------------
             (Exact name of registrant as specified in its charter)



         Florida                     0-19714                 65-0977964
         -------                     -------                 ----------
(State of Incorporation)    (Commission File Number)     (IRS Employer
                                                          Identification No.)




                    (Address of principal executive offices)


                251 International Parkway, Sunrise, Florida 33325
                -------------------------------------------------
       Registrant's telephone number, including area code: (954) 335-9100
                                                           --------------

Item 12.     Disclosure of Results of Operations and Financial Condition
-------      -----------------------------------------------------------



On September 15, 2003, E Com Ventures, Inc. (the "Company") announced its financial results for the second quarter of fiscal 2003. A copy of the Company's press release announcing these financial results is attached hereto as Exhibit 99.1.


         Exhibit No.      Description
         -----------      -----------


         99.1              Press Release dated September 15, 2003.


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 15th day of September, 2003.


                                          E COM VENTURES, INC.



                                          By: /s/ A. Mark Young
                                              ---------------------------------
                                              A. Mark Young
                                              Chief Financial Officer